UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2011 (May 16, 2011)

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2011, the stockholders of Georgia Gulf Corporation (the “Company”), upon the recommendation of the Company’s board of directors (the “Board”), approved (1) the Georgia Gulf Corporation 2011 Equity and Performance Incentive Plan (the “2011 Equity Plan”) and (2) the Georgia Gulf Corporation Annual Incentive Compensation Plan (the “Annual Plan” and, together with the 2011 Equity Plan, the “Plans”), which are both described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2011 (the “Proxy Statement”).  The Board approved each of the Plans on March 25, 2011, subject to the approval of the Plans by the Company’s stockholders.

2011 Equity Plan

The 2011 Equity Plan authorizes the granting of equity-based compensation in the form of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance shares, performance units, and other awards for the purpose of providing the Company’s directors, officers, other employees and consultants incentives and rewards for superior performance.

The 2011 Equity Plan will be administered by the leadership development and compensation committee of the Board (the “Committee”).  The Committee may delegate its authority under the 2011 Equity Plan to a subcommittee.

Total awards under the 2011 Equity Plan are limited to 1,800,000 shares.  The 2011 Equity Plan also provides that:  (i) the aggregate number of shares of common stock actually issued or transferred upon the exercise of incentive stock options (“ISOs”) will not exceed 1,800,000 shares of common stock; (ii) no participant will be granted stock options or SARs, in the aggregate, for more than 1,000,000 shares of common stock during any calendar year; (iii) no participant will be granted awards of restricted stock, RSUs, performance shares or other awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), in the aggregate, for more than 500,000 shares of common stock during any calendar year; and (iv) no participant in any calendar year will receive an award of performance units that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code having an aggregate maximum value in excess of $10,000,000.

The 2011 Equity Plan provides that only shares with respect to awards that expire or are forfeited or cancelled, or shares that were covered by an award the benefit of which is paid in cash instead of shares, will again be available for issuance under the 2011 Equity Plan.  The following shares will not be added back to the aggregate plan limit:  (i) shares tendered in payment of the option exercise price; (ii) shares withheld by the Company to satisfy the tax withholding obligation; and (iii) shares that are repurchased by the Company with stock option proceeds.  Further, all shares covered by a SAR that is exercised and settled in shares, whether or not all shares are actually issued to the participant upon exercise of the right, will be considered issued or transferred pursuant to the 2011 Equity Plan.

The 2011 Equity Plan provides that generally:  (i) restricted stock and RSUs may not become unrestricted by the passage of time sooner than one-third per year over three years unless restrictions lapse sooner by virtue of retirement, death or disability of a participant or upon certain events related to a change in control; (ii) the period of time within which Management Objectives (described below) relating to performance shares and performance units must be achieved will be a minimum of one year, subject to earlier lapse or modification by virtue of retirement, death or disability of a participant or upon certain events related to a change in control; (iii) restricted stock and RSUs that vest upon the achievement of Management Objectives cannot vest sooner than one year from the date of grant, but may be subject to earlier lapse or modification by virtue of retirement, death or disability of a participant or upon certain events related to a change in control; and (iv) a limited number of awards, including restricted stock and RSUs granted to non-employee directors, may be granted without regard to the above minimum vesting periods.

Repricing of options and SARs is prohibited without stockholder approval under the 2011 Equity Plan.

In general, a change in control under the 2011 Equity Plan will be deemed to have occurred if: (i) a person or group buys 33% or more of the voting power of the Company, other than any acquisition directly from the Company, any acquisition by the Company, or any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company; (ii) there is a consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the Company’s assets, unless no person or group beneficially owns 33% or more of the voting power of the entity resulting from the transaction, and at least half of the members of the board of directors of the company resulting from the transaction were members of the Board at the time the transaction was entered into; (iii) a change in a majority of the members of the Board occurs within one year following the public announcement of an actual or threatened election contest or a public announcement or filing indicating that a person or group intends to effect a change in control, as a result of the exercise of contractual rights, or as a result of a majority of the members of the Board having been proposed, designated or nominated by any person or group other than the Company or the Board; or (iv) the Company’s stockholders approve a complete liquidation or dissolution of the Company.

For an award granted under the 2011 Equity Plan, the Committee may provide for an acceleration of vesting upon a change in control if:  (i) within a specified period following the change in control, the respective participant’s employment is involuntarily terminated for reasons other than cause or is terminated for good reason; or (ii) the award is not assumed or converted into a replacement award in a manner described in the award agreement.

The 2011 Equity Plan provides that dividends or other distributions on performance shares, restricted stock or RSUs that are earned or that have restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingent upon the achievement of the applicable Management Objectives. The 2011 Equity Plan also provides that no stock options or SARs will be granted with an exercise or base price less than the fair market value of the Company’s common stock on the date of grant.  In addition, the 2011 Equity Plan is designed to allow awards to qualify as qualified performance-based compensation under Section 162(m) of the Code.

The following performance metrics may be used as “Management Objectives”:  price of the Company’s common stock; market share; sales; return on equity, assets, capital or sales; economic profit; total shareholder return; costs; margins; earnings or earnings per share; cash flow; customer satisfaction; pre-tax profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; debt/capital ratio; compliance with covenants under the Company’s principal debt agreements; and any combination of the foregoing.

Annual Plan

Under the Annual Plan, salaried key employees of the Company, including employee directors, whose efforts may significantly contribute to the Company’s performance (or who are expected to contribute or have contributed significantly to the Company’s performance), are eligible for cash awards equal to a percentage of the employee’s base salary, subject to the attainment of certain performance goals during a fiscal year.  The Annual Plan will be administered by the Committee.

The Committee may establish conditions based on performance measures set forth in the Annual Plan for qualified performance-based awards.  The Committee may allow for adjustments to performance measures for specified events set forth in the Annual Plan to the extent allowed by Section 162(m) of the Code.  The following performance metrics may be used for qualified performance-based awards:  price of the Company’s common stock; market share; sales; return on equity, assets, capital or sales; economic profit; total shareholder return; costs; margins; earnings or earnings per share; cash flow; customer satisfaction; pre-tax profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; debt/capital ratio; compliance with covenants under the Company’s principal debt agreements; and any combination of the foregoing.

A maximum award level will be established for each participant under the Annual Plan, which maximum award level will represent the maximum amount of incentive awards that may be paid to such participant for a performance period, even if the maximum performance level is exceeded.  The Committee may use negative discretion to reduce final awards under the Annual Plan from amounts determined based on maximum award levels and actual performance.  Under no circumstances will any participant receive a final award under the Annual Plan in any calendar year exceeding $2,500,000.

In general, unless otherwise determined by the Committee, if a participant terminates his or her employment before the last day of a performance period, he or she will not receive an award for the performance period.  In addition, unless otherwise determined by the Committee, a participant who is employed at the end of the performance period but has not served for the entire performance period shall be paid a pro-rata award based on the participant’s actual number of days of employment during the performance period.  Awards will be paid in cash during the period from January 1st through March 15th of the calendar year following the end of each performance period, and are subject to applicable withholdings and deductions.

Subject to stockholder approval of the Annual Plan, the Company awarded its named executive officers awards under the Annual Plan for between 0% and 240% of the amounts listed in the table below (no award is included for Mr. Beerman as he has retired from all positions with the Company).  Final payouts of awards will depend on the attainment, and certification by the Committee, of (i) the amount of adjusted EBITDA the Company achieves; (ii) performance metrics related to working capital efficiency; (iii) performance metrics related to strategic goals; (iii) performance metrics related to environmental, health and safety incidents or violations; and (v) the individual performance of each executive officer, in or for the Company’s 2011 fiscal year, and the exact amounts payable under these awards is not determinable at this time.

Named Executive Officer	Dollar Value

Paul D. Carrico	$790,000

Gregory C. Thompson	$311,837

Mark J. Orcutt	$348,719

Joseph C. Breunig	$316,550

The foregoing summaries of the 2011 Equity Plan and the Annual Plan are qualified in their entirety by reference to the full text of the 2011 Equity Plan and the Annual Plan, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are hereby incorporated herein by reference.

Amendment to the Company’s Executive and Key Employee Change in Control Severance Plan

Effective as of May 16,  2011, the Company’s Executive and Key Employee Change of Control Severance Plan, as amended and restated effective as of January 1, 2009 (the “Severance Plan”), has been amended to provide that the following participants will not be entitled to receive an excise tax “gross-up” with respect to any payment or benefit to be provided by the Company to such participants that is subject to the excise tax imposed by Section 4999 (or any successor section) of the Internal Revenue Code:  (i) new participants in the Severance Plan on or after May 16, 2011; and (ii) participants in the Severance Plan before May 16, 2011 who were not then executive officers of the Company but who, on or subsequent to May16, 2011, become executive officers of the Company.

Item 5.07                                         Submission of Matters to a Vote of Security Holders.

The following items of business were acted upon at the Company’s 2011 annual meeting of stockholders held on May 17, 2011:  (1) the election of two directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; (2) the approval, on an advisory basis, of the compensation of certain of the Company’s executive officers; (3) the approval, on an advisory basis, of the frequency of the advisory vote on executive compensation; (4) the approval of the Company’s stockholder rights plan; (5) the approval of the Company’s 2011 Equity and Performance Incentive Plan; (6) the approval of the Company’s Annual Incentive Compensation Plan; and (7) the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

The results of the voting on the election of directors were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert M. Gervis	20,968,738	7,245,404	1,890,424
Wayne C. Sales	20,862,937	7,351,205	1,890,424

The results of voting on the approval, on an advisory basis, of the compensation of certain of the Company’s executive officers were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,891,510	8,313,845	8,811	1,890,424

The results of voting on the approval, on an advisory basis, of the frequency of the advisory vote on executive compensation were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
21,640,434	372,059	6,197,679	3,994	1,890,424

The Board has considered these results and determined that the Company will hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of advisory votes on executive compensation, which will be no later than the Company’s annual meeting of stockholders in 2017.

The results of voting on the approval of the Company’s stockholder rights plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,659,730	22,552,964	1,472	1,890,424

As a result of the certification of the vote on the approval of the Company’s stockholder rights plan, the rights issued thereunder expired, and the stockholder rights plan has been terminated.

The results of voting on the approval of the Company’s 2011 Equity and Performance Incentive Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,258,983	6,952,901	2,139	1,890,424

The results of voting on the approval of the Company’s Annual Incentive Compensation Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,906,573	302,774	4,819	1,890,424

The results of voting on the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2011 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,893,499	202,573	8,517	n/a

Item 9.01	Financial Statements and Exhibits

(d)	Exhibts

Number	Exhibit

10.1	Georgia Gulf Corporation 2011 Equity and Performance Incentive Plan

10.2	Georgia Gulf Corporation Annual Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

	By:	/s/ Gregory C. Thompson
Name: Gregory C. Thompson
Title: Chief Financial Officer

Date: May 18, 2011